Exhibit 10.11

AMGEN INC.

FIRST AMENDMENT

TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 6, 2005 and entered into by and among Amgen Inc., a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (“Banks”) and Citicorp USA, Inc., as administrative agent for Banks (“Administrative Agent”), and is made with reference to that certain Credit Agreement dated as of July 16, 2004 (the “Credit Agreement”), by and among Company, Banks, Citibank, N.A., as Issuing Bank, Barclays Bank PLC, as Syndication Agent, and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company and Banks desire to amend the Credit Agreement to extend the Maturity Date as set forth below:

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” therefrom in its entirety and substituting the following therefor:

““Maturity Date” means November 30, 2010.”

Section 2. CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

A. On or before the First Amendment Effective Date, Company shall deliver to Banks (or to Administrative Agent for Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1. Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the First Amendment Effective Date;

2. Copies of its Bylaws, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary;

3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

4. Signature and incumbency certificates of its officers executing this Amendment; and

5. Executed copies of this Amendment.

B. Banks shall have received copies of one or more favorable written opinions of Latham & Watkins LLP, counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the First Amendment Effective Date, with respect to the enforceability of the Amended Agreement (as hereinafter defined) and as to such other matters as Administrative Agent acting on behalf of Banks may reasonably request.

C. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Banks, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Bank that the following statements are true, correct and complete:

A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company, the Certificate or Articles of Incorporation or Bylaws of Company or any order, judgment or decree of any court or other agency of government binding on Company,

(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company except where such violation of, conflict with, breach, default, creation or imposition of Lien or failure to receive approval or consent would not constitute a Material Adverse Effect.

D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default.

Section 4. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 13.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company and Banks and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5. ACKNOWLEDGEMENT BY COMPANY AS GUARANTOR

The Company hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of the Company under the Guaranty in Article 11 of the Indenture shall not be impaired or affected and such Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AMGEN INC.

/s/ LISA A. EVREN
Lisa A. Evren
Vice President, Treasury and Treasurer

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